SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 11, 2008

BUCKHEAD COMMUNITY BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	333-144138	58-2265980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

415 East Paces Ferry Road, Atlanta, Georgia	30305
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 504-2548

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Appointment of Principal Officers

Departure of Chief Financial Officer

On February 11, 2008, Jesse R. Cheatham tendered his resignation as Chief Financial Officer of the Registrant. Mr. Cheatham’s resignation will become effective as of March 1, 2008. Mr. Cheatham will continue in his duties as Chief Financial Officer and principal accounting officer of the Registrant until the effective time of his resignation.

Appointment of Chief Financial Officer

On February 11, 2008, the Company announced the appointment of its new Executive Vice President and Chief Financial Officer, Ms. Dawn Kinard. Ms. Kinard will assume the duties of Chief Financial Officer and principal accounting officer of the Registrant effective March 1, 2008. Ms. Kinard will also serve as the Executive Vice President and Chief Financial Officer of The Buckhead Community Bank (the “Bank”), the wholly-owned banking subsidiary of the Registrant, beginning March 1, 2008.

Until the effectiveness of her appointment, Ms. Kinard will continue to serve as Controller and Senior Vice President of the Bank. Ms. Kinard was hired by the Bank on February 21, 2006. Before her hire by the Bank, Ms. Kinard was employed by The Coastal Bank in Savannah, Georgia, where she served initially as Bank Officer and Accounting Specialist before her promotion to Assistant Vice President and Accounting Supervisor. Prior to her hire by The Coastal Bank in May, 2002, Ms. Kinard served as Accounting Specialist for Central Bank & Trust in Lexington, Kentucky. Ms. Kinard is a graduate of the University of Georgia, where she studied Business Administration and Finance.

Ms. Kinard’s initial annual base salary will be $124,000, with an automobile allowance of $500 per month. The Bank has entered into a Change of Control Agreement with Ms. Kinard (the “Agreement”) which, when it becomes effective March 1, 2008, will provide for the payment of twelve (12) months base salary plus benefits to Ms. Kinard in the event that there occurs a change in control, as such term is described in the Agreement, that results in the elimination of Ms. Kinard’s position or in her termination. Ms. Kinard will also be eligible for the Registrant’s executive bonus program on a prorated basis and eligible for the Bank’s medical, dental and life insurance benefits.

Item 9.01	Financial Statements and Exhibits

Exhibits.

Exhibit No.	Description of Exhibit

10.1	Change of Control Agreement by and between The Buckhead Community Bank and Dawn Kinard, effective March 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKHEAD COMMUNITY BANCORP, INC.

Dated: February 14, 2008	By:	/s/ Marvin Cosgray
Marvin Cosgray
Chief Executive Officer